UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 5, 2012

John Deere Owner Trust 2012-B
(Exact name of the Issuing Entity as specified in its charter)

John Deere Receivables, Inc.
(Exact name of the Depositor as specified in its charter)

John Deere Capital Corporation
(Exact name of the Sponsor as specified in its charter)

State of Delaware	333-176018-02	363837230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o John Deere Capital Corporation Suite 600 1 East First Street Reno, Nevada 89501	89501

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(775) 786-5527

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

5.1	Legality opinion of Shearman & Sterling LLP

5.2	Legality opinion of Richards, Layton & Finger, P.A.

8.1	Tax opinion of Shearman & Sterling LLP

8.2	Tax opinion of Lane & Waterman LLP relating to Iowa tax matters

23.1	Consent of Shearman & Sterling LLP (included in Exhibits 5.1 and 8.1)

23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2)

23.3	Consent of Lane & Waterman LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE RECEIVABLES, INC., (Depositor)

By:	/s/ Larry J. Gant
	Name:	Larry J. Gant
	Title:	Assistant Secretary

Date:  September 5, 2012

EXHIBIT INDEX

Exhibit No.	Description

5.1	Legality opinion of Shearman & Sterling LLP

5.2	Legality opinion of Richards, Layton & Finger, P.A.

8.1	Tax opinion of Shearman & Sterling LLP

8.2	Tax opinion of Lane & Waterman LLP relating to Iowa tax matters

23.1	Consent of Shearman & Sterling LLP (included in Exhibits 5.1 and 8.1)

23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2)

23.3	Consent of Lane & Waterman LLP